EXHIBIT (10)(y)



                         SCHEDULE OF CERTAIN EXECUTIVES
------------------------------------------------------------------------------

The following executives have entered into Bonus Agreements with the Company dated as of December 21, 2000:


Executive                                   Percentage Bonus in Section 2(a)
-----------------------------------------------------------------------------

Linda R. Altemus                            120%
George R. Bennyhoff                         120
Steven A. Ellers                            150
John R. Gailey III                          120
Stephen M. Heumann                          120
Lawrence P. Higgins                         120
Herbert L. Hugill                           120
William G. Little                           225
Donald E. Morel Jr.                         180
Anna Mae Papso                              120